                                                                    EXHIBIT 10.4




                         BERINGER WINE ESTATES COMPANY

                       1997 EMPLOYEE STOCK PURCHASE PLAN

                         BERINGER WINE ESTATES COMPANY
                       1997 EMPLOYEE STOCK PURCHASE PLAN

                               TABLE OF CONTENTS
SECTION 1 - INTRODUCTION................................................... 1
     1.1 Purpose........................................................... 1
     1.2 Stock Purchase Plan............................................... 1
     1.3 Effective Date and Term........................................... 1
     1.4 Participating Subsidiaries........................................ 1
     1.5 Stock Subject to Plan............................................. 1

SECTION 2 - DEFINITIONS.................................................... 1

SECTION 3 - ENROLLMENT AND CONTRIBUTIONS................................... 3
     3.1 Eligibility for Enrollment........................................ 3
     3.2 Enrollment Procedure.............................................. 3
     3.3 Contributions..................................................... 3
     3.4 Option Accounts................................................... 4
     3.5 No Funding of Accounts............................................ 4

SECTION 4 - GRANT AND EXERCISE OF OPTION................................... 4
     4.1 Grant of Options; Terms........................................... 4
     4.2 Purchase of Stock; Price.......................................... 5
     4.3 Option Accounts................................................... 5
     4.4 Section 16 Requirements........................................... 6
     4.5 No Interest on Account Balances................................... 6

SECTION 5 - TERMINATION OF ENROLLMENT...................................... 6
     5.1 Termination of Enrollment......................................... 6
     5.2 Distributions to Employee......................................... 7
     5.3 Beneficiaries..................................................... 7

SECTION 6 - PLAN ADMINISTRATION............................................ 7
     6.1 Committee......................................................... 7
     6.2 Committee Powers.................................................. 7
     6.3 Committee Actions................................................. 8
     6.4 Member Who is Participant......................................... 8
     6.5 Information Required from Company................................. 8
     6.6 Information Required from Employees............................... 8
     6.7 Uniform Rules and Administration.................................. 9


SECTION 7 - AMENDMENT AND TERMINATION...................................... 9
     7.1 Amendment......................................................... 9
     7.2 Termination....................................................... 9
     7.3 Rights Upon Termination........................................... 9

SECTION 8 - GENERAL PROVISIONS............................................. 9
     8.1 No Transfer or Assignment......................................... 9
     8.2 Equal Rights and Privileges.......................................10
     8.3 Rights as Stockholder.............................................10
     8.4 Rights as Employee................................................10
     8.5 Costs.............................................................10
     8.6 Application of Funds..............................................10
     8.7 Reports...........................................................10
     8.8 Actions by Company................................................10
     8.9 Governmental Approval.............................................10
     8.10 Stockholder Approval.............................................10
     8.11 Applicable Law...................................................10
     8.12 Gender and Number................................................10
     8.13 Headings.........................................................10

                         BERINGER WINE ESTATES COMPANY
                       1997 EMPLOYEE STOCK PURCHASE PLAN
                       ---------------------------------

SECTION 1 - INTRODUCTION
------------------------

     1.1   Purpose. The purpose of the Beringer Wine Estates Company 1997
           -------
Employee Stock Purchase Plan is to provide eligible employees of the Company and its Subsidiaries the opportunity to acquire a proprietary interest in the Company and thereby provide employees with an additional incentive to contribute to the long-term profitability and success of the Company and its Subsidiaries. The Plan is for the exclusive benefit of eligible employees of the Company and its Subsidiaries.

     1.2   Stock Purchase Plan. The Plan is a stock purchase plan that is
           -------------------
intended to satisfy all requirements of Section 423 of the Internal Revenue Code of 1986, as amended. Any provision of the Plan inconsistent with Code Section 423 will, without further act or amendment by the Company, be reformed to comply with Code Section 423.

     1.3   Effective Date and Term. The Plan will be effective ____________,
           -----------------------
1997, subject to approval of the Plan by the stockholders of the Company within twelve months after its adoption by the Board of Directors. The Plan shall continue in effect for a term of one (1) year unless sooner terminated by the Company.

     1.4   Participating Subsidiaries. A Subsidiary of the Company as of the
           --------------------------
Effective Date will be deemed to have adopted the Plan for its eligible Employees as of the Effective Date.

     1.5   Stock Subject to Plan.
           ---------------------

           (a) The Stock subject to purchase under the Plan will be shares of the Company's authorized but unissued shares or previously issued shares of Stock reacquired and held by the Company or shares acquired in the market. The aggregate number of shares of Stock that may be purchased under the Plan will not exceed three hundred thousand (300,000) shares. All shares of Stock purchased under the Plan will count against this limitation.

           (b) In case of a reorganization, recapitalization, stock split, reverse stock split, stock dividend, combination of shares, merger, consolidation, offering of rights or other change in the capital structure of the Company, the Committee may make such adjustment as it deems appropriate in the number, kind and purchase price of shares of Stock available for purchase under the Plan, subject to Section 7.1.

SECTION 2 - DEFINITIONS
-----------------------

     For purposes of this Plan, the following words and phrases, whether or not capitalized, have the meanings specified below, unless the context plainly requires a different meaning:

     2.1 "Beneficiary" means a person to whom all or a portion of the shares or
         -------------
cash amounts due to the Employee under this Plan will be paid if the Employee dies before receiving such shares or cash amounts.

     2.2      "Board" means the Board of Directors of the Company.
               -----

     2.3      "Code" means the Internal Revenue Code of 1986, as amended, and
               ----
all regulations thereunder.

     2.4      "Committee" means the individuals appointed by the Board to
               ---------
administer the Plan.

     2.5      "Company" means Beringer Wine Estates Company.
               -------

     2.6      "Compensation" means wages, salary and commissions for services
               ------------
rendered paid to an Employee by the Company or any Participating Subsidiary during the applicable period specified in the Plan, including amounts contributed by the Employee to any plan or plans established by the Company or Participating Subsidiary in accordance with sections 125 or 401(k) of the Code or to any nonqualified deferred compensation plan or plans established by the Company or Participating Subsidiary. Bonuses paid to an Employee shall not be included in Compensation.

     2.7      "Employee" means any common-law employee of the Company or a
               --------
Participating Subsidiary who is customarily employed for more than twenty hours per week and more than five months in a calendar year.

     2.8      "Enrollment Date" means the first business day of the Offering
               ---------------
Period.

     2.9      "Fair Market Value" means the fair market value of one share of
               -----------------
Stock as of a particular day, which shall generally be the average of the high and low price per share of Stock on the New York Stock Exchange, or such other valuation method determined by the Committee.

     2.10     "Offering Date" means the first day of the Offering Period.
               -------------

     2.11     "Offering Period" means _______, 1997 through _______, 199__.
               ---------------

     2.12     "Option Account" means the Account maintained on behalf of the
               --------------
Employee under Section 3.4 to which contributions to the Plan are credited and from which amounts are withdrawn to exercise options on a Termination Date.

     2.13     "Participating Subsidiary" means a Subsidiary which is
               ------------------------
participating in the Plan in accordance with Section 1.4.

     2.14     "Plan" means the Beringer Wine Estates Company 1997 Employee Stock
               ----
Purchase Plan, as described in this document.

     2.15     "Stock" means the Class B Common Stock of the Company.
               -----

     2.16     "Subsidiary" means any corporation that is a member of a
               ----------
controlled group of corporations (as defined in section 414(b) of the Code) which includes the Company; any trade or business (whether or not incorporated) which is under common control (as defined in section 414(c) of the Code) with the Company; and any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in section 414(m) of the Code) which includes the Company; and any other entity required to be aggregated with the Company under section 414(o) of the Code.

     2.17  "Termination Date" means the last day of each three calendar month
           ------------------
period beginning with the three calendar month period that ends on ________, 199_.

SECTION 3 - ENROLLMENT AND CONTRIBUTIONS
----------------------------------------

     3.1   Eligibility for Enrollment.
           --------------------------

           (a) An Employee may enroll in the Plan for the Offering Period unless one of the following applies:

                 (i) The Employee would, immediately upon enrollment, own directly or indirectly, or hold options or rights to acquire, an aggregate of five percent (5%) or more of the total combined voting power or value of all outstanding shares of all classes of the Company or any Subsidiary; or

                 (ii) The Employee is not employed by the Company or a Participating Subsidiary on the Enrollment Date.

           The rules of section 424(d) of the Code shall apply in determining the stock ownership of an Employee for purposes of this Section 3.1(a).

           (b) The Committee will notify an Employee that the Employee is eligible to enroll in the Plan and make available to each eligible Employee the necessary enrollment forms before the Offering Period.

      3.2  Enrollment Procedure.
           --------------------

           (a) To enroll in the Plan for the Offering Period, an Employee must file an enrollment form with the Company and elect to make contributions under the Plan in accordance with Section 3.3. The enrollment form must be received by the Company at least fifteen (15) calendar days prior to the Enrollment Date and must state the contribution rate and method of payment elected by the Employee for the Offering Period.

           (b) An Employee who enrolls in the Plan will be enrolled in the Plan for the duration of the Offering Period unless (i) the Employee files a written notice of withdrawal in accordance with Section 5.1 (a)(i) or
     (ii) the Employee's enrollment is terminated in accordance with the applicable of Section 5.1(a)(ii), (iii) or (iv).

     3.3   Contributions.
           -------------

           (a) To enroll for the first time in the Plan for the Offering Period, an Employee must elect to make a contribution under the Plan (i) by means of payroll deduction for each payroll period within the Offering Period, or (ii) by lump sum payment by check or in cash to the Company on or before the fifteenth day of the third month of the Offering Period.

           (b) An Employee may elect to make payroll deduction contributions in amounts not less than one percent (1%) of Compensation per payroll period and not more than the lesser of (i) fifteen percent (15%) of Compensation for the Offering Period (or such other amount as the Committee may establish from time to time and communicate to Employees) or (ii) a percentage of Compensation for each payroll period that ensures that the limit on the purchase of shares of Stock specified in Section 4.1 is not exceeded for the Offering Period.

              (c) An Employee may elect to make a lump sum payment in an amount not less than one percent (1%) of Compensation for the Offering Period and not more than the lesser of (i) fifteen percent (15%) of Compensation for the Offering Period (or such other amount as the Committee may establish from time to time and communicate to Employees) or (ii) a percentage of Compensation for the Offering Period that ensures that the limit on the purchase of shares of stock specified in Section 4.1 is not exceeded for the Offering Period.

              (d) Payroll deductions will commence with the first payroll period that begins within the Offering Period and will be made in conformity with the Company's payroll deduction schedule and practices.

              (e) Except as provided in Section 5.1, an Employee may elect to increase, decrease or discontinue contributions only as of the beginning of the first payroll period of a three calendar month period beginning with the three calendar month period which starts on ______, 199__ and by giving written notice to the Committee at least fifteen (15) calendar days before such payroll period takes effect.

     3.4      Option Accounts. All contributions made by an Employee under the
              ---------------
Plan will be credited to an Option Account maintained by the Company on behalf of the Employee. The Company will make the credit as soon as practicable after the contributions are withheld from the Employee's Compensation or paid by the Employee to the Company.

     3.5      No Funding of Accounts. No cash shall be set aside with respect to
              ----------------------
an Option Account until it is credited thereto. Nothing contained in this Plan and no action taken pursuant to the provisions hereof shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Employee or any other person with respect to an Option Account. Amounts credited to an Option Account at any time and from time to time shall be paid from the general funds of the Company. To the extent that any person acquires a right to receive the benefit of amounts credited to an Option Account, such right shall be that of an unsecured general creditor of the Company.

SECTION 4 - GRANT AND EXERCISE OF OPTION
----------------------------------------

     4.1      Grant of Options; Terms. Enrollment in the Plan for the Offering
              -----------------------
Period will constitute the grant by the Company of an option to purchase shares of Stock under the Plan during the Offering Period. All Employees granted options shall have the same rights and privileges as required by section 423(b)
(5) of the Code. Each option will be subject to the following terms:

              (a)  The option price will be as specified in Section 4.2.

              (b) Except as limited in (e) below, the number of shares of Stock subject to the option will equal the number of shares of Stock that can be purchased at the option price specified in Section 4.2 with the aggregate amount credited to the

     Employee's Option Account as of the Termination Date. Such number of shares shall be determined to three decimal places.

           (c) The option will be exercised on each Termination Date during the Offering Period.

           (d) The payment by an Employee for the shares of Stock purchased under an option will be made only through payroll deduction or by lump sum in accordance with Section 3.3.

           (e) The number of shares of Stock subject to the option for any Employee (when taken together with all other options held by such Employee under the Plan and under any other stock purchase plan of the Company or a Subsidiary at any time during the calendar year in which the option is granted) will not exceed the number derived by dividing twenty five thousand dollars ($25,000) by the Fair Market Value of a share of Stock on the Offering Date.

           (f) The option will expire on the earliest of (i) the last Termination Date of the Offering Period or (ii) the date on which the Employee's enrollment in the Plan terminates.

     4.2   Purchase of Stock; Price.
           ------------------------

           (a) As soon as practicable after each Termination Date, the Company will apply to the purchase of shares of Stock the amounts credited to each Employee's Option Account as of such Termination Date. The Company may aggregate the amounts in all Option Accounts when purchasing such shares of Stock, provided that shares so purchased shall be allocated to the Option Accounts for each Participant in proportion to the amounts withdrawn from each Participant's Option Account.

           (b) The cost of each share of Stock purchased on a Termination Date shall be the lower of:

                 (i) Eighty five percent (85%) of the Fair Market Value of the Stock on the Offering Date, or

                 (ii) Eighty five percent (85%) of the fair market value of the Stock on the Termination Date.

     4.3   Option Accounts.
           ---------------

           (a) Following a Termination Date, all whole shares of Stock purchased on behalf of an Employee on such Termination Date shall be distributed to such Employee as soon as practicable after the date which is six (6) months following such Termination Date; provided however, that if the Employee dies or retires before the six (6) month period has elapsed from the Termination Date, such Employee (or the Employee's Beneficiary, as the case may be) may elect to receive distribution of shares of Stock in the Employee's Option Account as soon as practicable following the date of such Employee's retirement or death. The term "retirement" for purposes of this Section 4.3 means termination of employment with the Company after attaining age fifty-five (55) and completing ten (10) years of service with the Company. Cash representing a fractional share shall remain in the Employee's Option Account until the next Termination Date unless the Employee is not enrolled as of such Termination Date; any case in lieu of fractional share remaining on termination of the Plan shall be distributed to the Employee. Dividends payable with respect to shares of Stock credited to the Employee's Option Account will be credited to the Employee's Option Account to be used to purchase additional shares of Stock on the next subsequent Termination Date.

              (b) In the event the amount withheld through payroll deductions or paid by the Employee with respect to the Offering Period exceeds the option price of the shares available for purchase for such Employee for the Offering Period, the excess of the amount so withheld over the option price of the shares so purchased for the Employee shall be returned to the Employee without interest.

              (c) No Employee may sell or transfer Stock credited to the Employee's Option Account until any date which is six (6) months following the Termination Date as of which such shares of Stock were purchased.

     4.4      Section 16 Requirements. Notwithstanding any other provision of
              -----------------------
the Plan, the Committee may impose such conditions as may be required to satisfy the requirements of Section 16 of the Securities Exchange Act of 1934 and the rules promulgated thereunder.

     4.5      No Interest on Account Balances. No interest or other earnings
              -------------------------------
will be credited to any Option Account with respect to (a) amounts credited thereto during the Offering Period or (b) amounts to be returned to the Employee. Neither the Committee nor the Company shall have any obligation to invest or otherwise manage amounts credited to an Option Account, other than to apply such amounts to the purchase of Stock in accordance with the terms of this Plan.

SECTION 5 - TERMINATION OF ENROLLMENT.
-------------------------------------

     5.1      Termination of Enrollment.
              --------------------------

              (a) An Employee's enrollment in the Plan will terminate under the following circumstances:

                   (i) An Employee's enrollment will terminate as of the date that is at least fifteen (15) calendar days after the Employee files with the Company a written notice of withdrawal.

                   (ii) An Employee's enrollment will terminate following the termination of employment with the Company and all Participating Subsidiaries at such time as the Employee is entitled to no further Compensation.

                   (iii) An Employee's enrollment will terminate as of the date on which the Employee would own directly or indirectly, or hold options or rights to acquire, an aggregate of five percent (5%) or more of the total combined voting power or value of all outstanding shares of all classes of the Company or any Subsidiary.

                   (iv) An Employee's enrollment will terminate immediately upon a violation of Section 8.1.

           (b) An Employee whose enrollment in the Plan terminates under this Section may again enroll in the Plan as of the first payroll period of a three calendar month period beginning with the three calendar month period which starts on __________, 199_, if the Employee satisfies the eligibility conditions of Section 3.1 as of such date.

           (c)   An Employee's election to discontinue contributions under
     Section 3.3 will not constitute a termination of enrollment under this Section.

     5.2   Distributions to Employee.
           -------------------------

           (a) As soon as practicable after an Employee's enrollment in the Plan terminates under this Section, the Company will take the following actions:

                 (i) The Company will pay to the Employee all amounts credited to the Employee's Option Account as of the date of termination; and

                 (ii) Subject to Section 4.3, the Company will distribute to the Employee certificates representing any shares of Stock previously purchased under the Plan of which the Employee is the beneficial owner but which have not been distributed prior to the date of termination.

           (b) If an Employee's enrollment terminates as a result of death, or if the Employee's death occurs before the Employee receives a distribution under this Section, all amounts payable under this Section to the Employee will be paid to the Employee's Beneficiary.

     5.3   Beneficiaries.
           -------------

           (a) An Employee may designate one or more persons (concurrently, contingently or successively) to whom amounts credited to the Option Account and certificates evidencing shares of Stock purchased on the Employee's behalf under the Plan will be distributed if the Employee dies before receiving complete payment of such amounts and shares. Any such designation must be made on a form provided by the Company for this purpose, will be effective on the date received by the Company and may be revoked by the Employee at any time.

           (b) If no designated beneficiary survives the Employee, then payment shall be made to the Employee's estate.

SECTION 6 - PLAN ADMINISTRATION
-------------------------------

     6.1   Committee. The Plan will be administered by the Committee.
           ---------

     6.2   Committee Powers.
           ----------------

           (a) The Committee will have all powers appropriate to administer the Plan including, but not limited to, the following:

                 (i) To determine all questions that may arise under the Plan, including the power to determine the rights or eligibility of an Employee or their Beneficiaries;

                 (ii) To construe the terms of the Plan and to remedy ambiguities, inconsistencies or omissions;

                 (iii) To adopt such rules of procedure and prescribe such forms as it considers appropriate for the proper administration of the Plan and are consistent with the Plan;

                 (iv) To enforce the Plan provisions and the rules of procedure which it adopts;

                 (v) To employ agents, attorneys, accountants, actuaries or other persons, and to allocate or delegate to them such powers, rights and duties as it considers appropriate for the proper administration of the Plan.

           (b) The Committee will have such further powers and duties as may be elsewhere specified in the Plan.

     6.3   Committee Actions.  The actions of the Committee may be taken either
           -----------------
at a meeting by a majority of its members, or in writing without a meeting if all members of the Committee sign such writing. In taking action:

           (a) The Committee may delegate authority to a specific member(s) of the Committee to carry out such duties as the Committee may assign;

           (b) A member of the Committee may by writing delegate any or all of their rights, powers, duties and discretions to any other member of the Committee, with the consent of the latter; and

           (c) When there is an even division of opinion among the members of the Committee as to a matter, the Board of Directors of the Company will decide the matter, provided, however, that no member of the Board of Directors may vote on such a matter if it concerns such member's individual rights, privileges or obligations under the Plan.

     6.4   Member Who is Participant. If a member of the Committee is an
           -------------------------
Employee, such member may not decide any matter relating to the member's participation or Option Account or how the Option Account is to be paid to the member that the member would not have the right to decide in the absence of membership on the Committee, and no Employee will receive any compensation for services as a member of the Committee.

     6.5   Information Required from Company. The Company will furnish the
           ---------------------------------
Committee with such data and information as the Committee deems appropriate to administer the Plan. The records of the Company as to an Employee's Compensation will be conclusive on all persons unless determined by the Committee to be clearly incorrect.

     6.6   Information Required from Employees. Each person entitled to benefits
           -----------------------------------
under the Plan must furnish the Company from time to time in writing such person's mailing address, each change of mailing address and such other data and information as the Committee deems appropriate to administer the Plan. Any communication, statement or notice mailed with postage prepaid to any person at the last mailing address filed with the Company will be binding upon such person for all purposes of the Pla n.

     6.7      Uniform Rules and Administration. The Committee will administer
              --------------------------------
the Plan on a nondiscriminatory basis and will apply uniform rules to all persons similarly situated.

SECTION 7 - AMENDMENT AND TERMINATION
-------------------------------------

     7.1      Amendment.
              ---------

              (a) The Company reserves the right to amend the Plan from time to time subject to the following limitations:

                   (i) No amendment will be made without the prior approval of the stockholders of the Company if the amendment will (1) increase the number of shares of Stock reserved for purchase under the Plan, (2) materially modify the eligibility conditions or materially increase the benefits available under the Plan or (3) cause the options granted under the Plan to fail to meet the requirements of Code Section 423.

                   (ii) No amendment will make any change in an option granted previously and outstanding which adversely affects the rights of an Employee with respect to such option.

                   (iii) No amendment will reduce the amount of an Employee's
              Option Account balance.

              (b) The Company may delegate to the Committee or its officers the power to amend the Plan as the Company deems appropriate, subject to the limitations of this Section.

     7.2      Termination. Although the Company intends to maintain the Plan
              -----------
indefinitely, the Plan is entirely voluntary on the part of the Company and the continuance of the Plan should not be construed as a contractual obligation of the Company. Accordingly, the Company reserves the right to terminate the Plan at any time.

     7.3      Rights Upon Termination.
              -----------------------

              (a) If the Plan terminates, the Committee may elect to terminate all outstanding options to purchase shares of Stock under the Plan either immediately or upon completion of the purchase of shares of Stock on the next following Termination Date.

              (b) If the Committee terminates an option to purchase shares of Stock prior to the expiration of the option, all amounts contributed to the Plan which remain in an Employee's Option Account will be returned to the Employee as soon as practicable.

SECTION 8 - GENERAL PROVISIONS
------------------------------

     8.1      No Transfer or Assignment. The rights of an Employee under the
              -------------------------
Plan may not be sold, pledged, assigned or transferred, voluntarily or involuntarily, in any manner other
                                     -9-
than by will or the laws of descent and distribution. Any such attempted sale, pledge, assignment or transfer shall be without effect. An Employee's rights and all options granted under the Plan shall only be exercisable during his or her lifetime by such Employee.

     8.2   Equal Rights and Privileges. All Employees who are granted options
           ---------------------------
under the Plan for the Offering Period will have equal rights and privileges with respect to such option.

     8.3   Rights as Stockholder. The grant of an option to purchase shares of
           ---------------------
Stock under the Plan will not confer upon an Employee any rights as a stockholder of the Company with respect to shares of Stock subject to the option. An Employee will become a stockholder with respect to shares of Stock subject to an option under the Plan only when the purchase of such shares of Stock is completed as of a Termination Date.

     8.4   Rights as Employee. The Plan is not a contract of employment, and the
           ------------------
grant of an option to purchase shares of Stock under the Plan will not confer upon any Employee the right to be retained in the employ of the Company or any Subsidiary.

     8.5   Costs. All costs and expenses incurred in the administration of the
           -----
Plan will be paid by the Company and its Subsidiaries. Any brokerage fees for the sale of shares of Stock by an Employee will be borne by the Employee.

     8.6   Application of Funds.  All proceeds received by the Company from the
           --------------------
sale of Stock under the Plan will be used for general corporate purposes.

     8.7   Reports. The Company will provide or cause to be provided to each
           -------
Employee an annual report of the Employee's contributions under the Plan for each Plan Year and the shares of Stock purchased with such contributions.

     8.8   Actions by Company. Any action taken by the Company with respect to
           ------------------
the Plan will be by resolution of its Board of Directors or by a person or persons authorized by resolution of its Board of Directors.

     8.9   Governmental Approval. The Plan and any offering or sale made to
           ---------------------
Employees under the Plan is subject to any governmental approvals or consents that are or may become applicable in connection herewith.

     8.10  Stockholder Approval. The Plan is subject to approval by the holders
           --------------------
of a majority of the shares present in person or by proxy and voting at the meeting at which the Plan is considered and shall not be effective without such approval.

     8.11  Applicable Law. The Plan will be governed by the laws of the State of
           --------------
California, without regard to the law of conflicts of such state, to the extent that federal law does not preempt such laws.

     8.12  Gender and Number. When the context permits, words in the Plan used
           -----------------
in the masculine gender include the feminine gender, words in the singular include the plural and words in the plural include the singular.

     8.13  Headings. All headings in the Plan are included solely for ease of
           --------
reference and do not bear on the interpretation of the text.


                                     -10-